UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                 Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You invested in ORACLE CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 16, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	November 16, 2022
vote without entering a	1:00 PM, CST
control number
Virtually at: www.virtualshareholdermeeting.com/ORCL2022

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items			Recommends

1.	Election of Directors

Nominees:

	01) Awo Ablo	09) Jeffrey O. Henley	For
	02) Jeffrey S. Berg	10) Renee J. James
	03) Michael J. Boskin	11) Charles W. Moorman
	04) Safra A. Catz	12) Leon E. Panetta
	05) Bruce R. Chizen	13) William G. Parrett
	06) George H. Conrades	14) Naomi O. Seligman
	07) Lawrence J. Ellison	15) Vishal Sikka
08) Rona A. Fairhead

2.	Advisory Vote to Approve the Compensation of our Named Executive Officers		For

3.	Ratification of the Selection of our Independent Registered Public Accounting Firm		For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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